Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,290,621.01
Previously Paid Amount	0.00
Total Fee Amount	730.64
Total Offset Amount	0.00
Net Fee	$ 730.64